SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Sections 240.14a-11(c) or
        Section 240.14a-12

                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)       Proposed maximum aggregate value of transaction:

        5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

        2)       Form, Schedule or Registration Statement No.:

        3)       Filing Party:

        4)       Date Filed:

                           WESTELL TECHNOLOGIES, INC.
                             750 North Commons Drive
                             Aurora, Illinois 60504
                                 (630) 898-2500




                    Notice of Annual Meeting of Stockholders
                               September 23, 2004

TO THE STOCKHOLDERS:


     The Annual Meeting of Stockholders of Westell Technologies, Inc. (the "Company") will be held at the Company's Corporate Headquarters, 750 North Commons Drive, Aurora, Illinois on Thursday, September 23, 2004 at 10:00 a.m. Central Daylight Time for the following purposes:

     1.   To elect eight directors;

     2. To vote upon a proposal to adopt the Westell Technologies, Inc. 2004 Stock Incentive Plan;

     3. To vote upon a proposal to amend the Westell Technologies, Inc. Employee Stock Purchase Plan to increase the number of shares available under the plan by 300,000;

     4. To vote on a proposal to ratify the appointment of independent auditors; and

     5.   Any other matters that properly come before the meeting.


     The Board of Directors has fixed the close of business on July 26, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

                               By Order of the Board of Directors




                               Nicholas C. Hindman, Sr.
                               Senior Vice President and Chief Financial Officer




August 10, 2004


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                           WESTELL TECHNOLOGIES, INC.
                             750 North Commons Drive
                             Aurora, Illinois 60504
                                   -----------
                                 Proxy Statement
          Annual Meeting of Stockholders to be held September 23, 2004
                                   -----------
To the Stockholders of
WESTELL TECHNOLOGIES, INC.:

     This Proxy Statement is being mailed to stockholders on or about August 10, 2004 and is furnished in connection with the solicitation by the Board of Directors of Westell Technologies, Inc (the "Company") of proxies for the Annual Meeting of Stockholders to be held on September 23, 2004 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of Proxy which accompanies this Proxy Statement is executed and returned, it will be voted. A Proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Company or by attending the meeting and voting in person.

     A majority of the outstanding voting power of Class A Common Stock and Class B Common Stock entitled to vote at this meeting and represented in person or by proxy will constitute a quorum. A quorum is needed for any proposal to be adopted.

     The affirmative vote of the holders of a plurality of the voting power of the Company entitled to vote and represented in person or by proxy at the meeting is required for the election of directors. The affirmative vote of holders of a majority of the voting power of the Class A Common stock and Class B Common Stock of the Company, voting together as a single class, represented in person or by proxy at the Annual Meeting is required to approve the 2004 Stock Incentive Plan and the amendment to the Employee Stock Purchase Plan and to ratify the appointment of the independent auditors; the approval of the 2004 Stock Incentive Plan or the amendment to the Employee Stock Purchase Plan or the ratification of the appointment of the independent auditors but will not effect the election of directors.

     Shares represented by proxies which are marked "abstain" or to deny discretionary authority on any matter will be treated as shares present and entitled to vote and will have the same affect as votes against any such matters. Broker "non-votes" and the shares as to which stockholders abstain are included for purposes of determining whether a quorum of shares is present at a meeting. Broker "non-votes" will have no effect on the outcome of the election of directors, approval of the 2004 Stock Incentive Plan or the amendment to the Employee Stock Purchase Plan or the ratification of the appointment of independent auditors. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     With regard to approving any other proposal submitted to a vote at the meeting, the affirmative vote of holders of a majority of the voting power of the Company is required.

     Expenses incurred in the solicitation of proxies will be borne by the Company. Officers of the Company may make additional solicitations in person or by telephone.

     The Annual Report to Stockholders on Form 10-K for fiscal year ended March 31, 2004 ("fiscal 2004") accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company at the address indicated above.

     Only holders of record of Class A Common Stock or Class B Common Stock at the close of business on July 26, 2004 are entitled to vote at the meeting. As of July 26, 2004, the Company had outstanding 53,632,788 shares of Class A Common Stock and 14,471,822 shares of Class B Common Stock (collectively, the "Common Stock"), and such shares are the only shares entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to four votes on each matter to be voted upon at the Annual Meeting.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial holdings (and the percentages of outstanding shares represented by such beneficial holdings) as of June 15, 2004, of (i) each person known by the Company to own beneficially more than 5% of either class of its outstanding Common Stock, (ii) each director, (iii) each Named Executive Officer identified in the summary compensation table below, and
(iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Persons who have the power to vote or dispose of Common Stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of such Common Stock.

STOCKHOLDERS,                       NUMBER OF     NUMBER OF       PERCENT OF        PERCENT OF       PERCENT OF
NAMED EXECUTIVE                     CLASS A       CLASS B         CLASS A           CLASS B          TOTAL VOTING
OFFICERS AND DIRECTORS              SHARES(1)(2)  SHARES(2)       COMMON STOCK      COMMON STOCK     POWER(3)
-------------------------------     ----------    ------------    --------------    -------------    ---------------

Robert C. Penny III........         170,940(8)    13,714,302(4)               *            93.0%              48.9%
Melvin J. Simon............         415,410(5)(9) 14,741,871(4)(6)            *           100.0%              52.7%
Batterymarch Financial
Management, Inc. (7).......         3,816,809              --              7.1%               --                  *
E. Van Cullens.............         1,259,123              --              2.3%               --                  *
John W. Seazholtz..........           170,000              --                 *               --                  *
Nicholas C. Hindman, Sr....            83,592              --                 *               --                  *
William J. Noll............           307,476              --                 *               --                  *
John  C. Clark.............            21,028              --                 *               --                  *
Paul A. Dwyer..............           227,900              --                 *               --                  *
Timothy J. Reedy...........            77,500              --                 *               --                  *
Bernard F. Sergesketter....            64,900              --                 *               --                  *
Eileen A. Kamerick                         --              --                 *               --                  *
Roger L. Plummer...........            31,000              --                 *               --                  *
All Directors and Executive
Officers as a group (13
Persons)...................         2,666,151                              5.3%                                2.5%
------------------
*   Less than 1%

(1)  Includes options to purchase shares that are exercisable within 60 days of June 15, 2004 as follows: Mr. Cullens:
     1,195,723 shares; Mr. Simon: 159,000 shares; Mr. Noll: 290,000 shares; Mr. Dwyer: 201,900 shares; Mr. Seazholtz:
     153,000 shares; Mr. Sergesketter: 54,900 shares; Mr. Hindman: 69,750 shares; Mr. Clark: 21,028 shares; Mr. Reedy:
     67,500 shares; Mr. Plummer: 26,000 shares; and all directors and officers as a group: 2,238,801 shares.
(2)  Holders of Class B Common Stock have four votes per share and holders of Class A Common Stock have one vote per share. Class A Common Stock is freely transferable and Class B Common Stock is transferable only to certain transferees but is convertible into Class A Common Stock on a share-for-share basis.
(3)  Percentage of beneficial ownership is based on 53,631,638 shares of Class A Common Stock and 14,741,871 shares of
     Class B Common Stock outstanding as of June 15, 2004.
(4)  Includes 13,714,032 shares of Class B Common Stock held by Messrs. Penny and Simon, as Trustees pursuant to a
     Voting Trust Agreement dated February 23, 1994, as amended (the "Voting Trust"), among Robert C. Penny III and
     Melvin J. Simon, as trustees (the "Trustees"), and certain members of the Penny family and the Simon family. The
     Trustees have joint voting and dispositive power over all shares in the Voting Trust. Messrs. Penny and Simon each disclaim beneficial ownership with respect to all shares held in the Voting Trust in which they do not have a pecuniary interest. The Voting Trust contains 2,939,911 shares held for the benefit of Mr. Penny and 137,804 shares held for the benefit of Mr. Simon. The address for Messrs. Penny and Simon is Melvin J. Simon & Associates, Ltd.,
     4343 Commerce Court, Suite 616, Lisle, Illinois 60532.
(5)  Includes 2,000 shares held in trust for the benefit of Makayla G. Penny, Mr. Penny's daughter, for which Mr. Simon is trustee and has sole voting and dispositive power; Mr. Simon disclaims beneficial ownership of these shares.
(6)  Includes 20,965 shares held in trust for the benefit of Sheri A. Simon and 20,965 shares held in trust for Stacy L.
     Simon, Melvin J. Simon's daughters, for which Natalie Simon, Mr. Simon's wife, is custodian and has sole voting and dispositive power; includes 985,639 shares held in trust for the benefit of Mr. Penny's children for which Mr.
     Simon is trustee and has sole voting and dispositive power. Mr. Simon disclaims beneficial ownership of these shares.
(7)  The Class A Common stock listed in the table is owned of record by clients of Batterymarch Financial Management,
     Inc. In its capacity as an investment advisor, Batterymarch Financial Management, Inc. may be deemed to beneficially own the shares listed in the table. The address for this stockholder is 200 Clarendon Street, Boston,
     MA 02116.
(8)  Includes warrants to purchase 170,940 shares that are exercisable within 60 days of June 15, 2004 that are held in trusts that Mr. Penny is a co-trustee of.
(9)  Includes warrants to purchase 256,410 shares that are exercisable within 60 days of June 15, 2004 that are held in trusts that Mr. Simon is a trustee and has sole voting power.


PROPOSAL NO. 1:  ELECTION OF DIRECTORS

     At the Annual Meeting, eight directors, are to be elected to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. The Bylaws of Westell Technologies, Inc. provide that not less than six nor more than ten directors shall constitute the Board of Directors.

     The Board of Directors has no reason to believe that any such nominee will be unable to serve. It is intended that the proxies will be voted for the nominees listed below. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising by the persons named in the proxies, based upon a recommendation by the Board of Directors. The persons named in the proxies may alternatively vote to allow the vacancy created thereby to remain open until filled by the Board of Directors.

NOMINEES

     The following table sets forth certain information with respect to the nominees, all of whom are current members of the present Board of Directors.

                                  Director
Name and Age                        Since         Principal Occupation and Other Information
------------                        -----         ------------------------------------------

John W. Seazholtz (67)               1997         John W. Seazholtz has served as Director of the Company since December
                                                  1997 and was elected Chairman in April 2000. Mr. Seazholtz was
                                                  President and Chief Executive Officer of Telesoft America, Inc. from
                                                  May 1998 to May 2000. In April 1998, Mr. Seazholtz retired as Chief
                                                  Technology Officer - Bell Atlantic where he served since June 1995.
                                                  Mr. Seazholtz previously served as Vice President Technology and
                                                  Information Services - Bell Atlantic and in other executive capacities with Bell Atlantic beginning in 1962. Mr. Seazholtz currently serves as a Director for Iteris, Inc. (formerly Odetics, Inc.), a supplier of digital data management products for the security, broadcast and computer storage markets, and for ASC-Advanced Switching
                                                  Communications, an ATM network equipment developer. He is Chairman of
                                                  eWay Group, a private consulting firm. He is on the Board of Overseers of N.J. Institute of Technology.

E. Van Cullens (58)                  2001         E. Van Cullens has served as President, Chief Executive Officer and
                                                  Director of the Company since July 2001. Prior to joining the Company,
                                                  Mr. Cullens operated Cullens Enterprises, LLC, a management consulting firm focused in telecommunications, from June 2000 through June 2001.
                                                  From June 1999 to May 2000, Mr. Cullens served as President and Chief
                                                  Operating Officer of Harris Corporation and served as President,
                                                  Communications Sector from May 1997 to June 1999. Mr. Cullens served in various executive capacities with Siemens A. G. and affiliated companies from January 1991 to April 1997. Mr. Cullens was with
                                                  Stromberg-Carlson from May 1984 until January 1991 when the
                                                  Stromberg-Carlson was acquired by Siemens. From May 1972 to April
                                                  1984, Mr. Cullens held various management positions with GTE
                                                  Corporation.

Paul A. Dwyer (70)                   1996         Paul A. Dwyer has served as a Director of the Company since January
                                                  1996 . Mr. Dwyer, now retired, served as Chief Financial Officer of
                                                  Henry Crown and Company, a private investment firm from February 1981 to December 1999, and as Vice President - Administration of Longview

                                                          -3-


                                                  Management Group, LLC, a registered investment advisor, from October
                                                  1998 to December 1999. Mr. Dwyer serves as a Director for McHenry
                                                  Bancorp Inc., Rush Computer Rental and Valuemetrics Advisors.

Eileen A. Kamerick (45)              2003         Eileen A. Kamerick has served as a Director of the Company since
                                                  December, 2003. Ms Kamerick currently serves as the Chief Financial
                                                  Officer of Heidrick and Struggles (NASDAQ HSII), an international provider or senior level executive search and leadership development services. Previously, Ms. Kamerick was chief financial officer and executive vice president of Bcom3 Group, Inc., a leading international holding company specializing in advertising and marketing services.
                                                  Ms. Kamerick also has held senior finance and legal positions for BP
                                                  Amoco Corporation, GE Capital AFS and Whirlpool Corporation. Ms.
                                                  Kamerick is also a director of Stelmar Shipping, Inc. (NYSE SJH) and serves on the company's Audit Committee. In addition, Ms. Kamerick serves as a Board member of The Boys and Girls Club of Chicago, The
                                                  Senior Businesswomen's Forum and the Mid America Club.

Robert C. Penny III (51)             1998         Robert C. Penny III has served as a Director of the Company since
                                                  September 1998. He has been the managing partner of P.F. Management
                                                  Co., a private investment company, since May 1980.

Roger L. Plummer (62)                2001         Roger L. Plummer has served as a Director of the Company since
                                                  September, 2001. Mr. Plummer currently serves as the Managing Director of the International Engineering Consortium. Mr. Plummer also serves as a consultant in communication technology and corporate organization and culture. Mr. Plummer previously served in various executive capacities at Ameritech and its predecessor, Illinois Bell, including
                                                  President of the Ameritech Custom Business Services unit. Mr. Plummer serves as a Board member of; DePaul University, University of Illinois
                                                  Foundation, Chicago public television Channel 11, Association of
                                                  Public Television Stations, Accreditation Council of Graduate Medical
                                                  Education, Rush Hospital Neurobehavioral Center, Chicago Symphony
                                                  Orchestra Governing Members Organization and the University of
                                                  Illinois Medical Center.

Bernard F. Sergesketter (68)         2000         Bernard F. Sergesketter has served as a Director of the Company since
                                                  March 2000. Mr. Sergesketter is Chairman and Chief Executive Officer
                                                  of Sergesketter & Associates, a marketing consulting firm, since 1994.
                                                  He served as a Vice President of AT&T from January 1983 to August
                                                  1994. Mr. Sergesketter was a Director of Teltrend, Inc, a wholly owned subsidiary of the Company, from January 1996 to March 2000 and currently serves as a Director of Solar Communications Inc., the
                                                  Illinois Institute of Technology and The Sigma Chi Foundation.

Melvin J. Simon (59)                 1992         Melvin J. Simon has served as Assistant Secretary of the Company since
                                                  July 1995 and as a Director of the Company since August 1992. From
                                                  July 1995 to April 2003, Mr. Simon served as Assistant Treasurer of the Company. From August 1992 to July 1995, Mr. Simon served as

                                                          -4-


                                                  Secretary and Treasurer of the Company. A Certified Public Accountant,
                                                  Mr. Simon founded and has served as President of Melvin J. Simon &
                                                  Associates, Ltd., a public accounting firm, since May 1980. Mr. Simon serves as a Director of the Company's 91.5% owned subsidiary
                                                  Conference Plus, Inc.


DETERMINATION OF NON-EMPLOYEE DIRECTOR INDEPENDENCE

     The Board of Directors has determined that each of Messrs. Seazholtz, Dwyer, Penny, Plummer, Sergesketter and Simon and Ms. Kamerick, is an independent director as defined in the corporate governance requirements of the Nasdaq National Market (referred to herein as the Nasdaq listing standards) and the rules of the Securities and Exchange Commission.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES:

     The Board of Directors held twelve meetings during fiscal 2004. All directors attended at least 75% of the aggregate number of such meetings and of meetings of Board committees on which they served in fiscal 2004.

     The Board of Directors currently has six standing committees: the Audit Committee, the Compensation Committee, the Executive Committee, the Finance Committee, the Nominating Committee and the Technology Committee.

     The Audit Committee (currently comprised of Messrs. Dwyer (Chair), Sergesketter, and Ms. Kamerick) met six times in fiscal 2004. The Audit Committee generally has direct responsibility for appointing, compensating, retaining and overseeing the work of any independent auditors. The Committee also is responsible for reviewing the plan and scope of the annual audit, reviewing the Company's audit and control functions, reviewing and pre-approving audit and permissible non-audit services and reporting to the full Board of Directors regarding all of the foregoing and carrying out the other responsibilities set forth in its charter. The Board of Directors has designated each member of the Audit Committee as an "audit committee financial expert," as that term is defined in the SEC rules adopted pursuant to the Sarbanes-Oxley Act. The Board of Directors has determined that each current member of the Audit Committee is independent as defined in the Nasdaq listing standards and in the Sarbanes-Oxley Act of 2002. The Audit Committee charter is attached as Exhibit A and is also available on the Company's website at www.westell.com.

     The Compensation Committee (currently comprised of Messrs. Dwyer (Chair), Penny, Plummer and Seazholtz) met five times in fiscal 2004. The Board of Directors has determined that each current member of the Compensation Committee is independent as defined in the Nasdaq listing standards. The functions of the Compensation Committee consist of determining executive officers' salaries and bonuses as well as administering and determining awards to be granted under the Company's 1995 Stock Incentive Plan and Employee Stock Purchase Plan and, if adopted, the 2004 Stock Incentive Plan.

     The Finance Committee (comprised of Messrs. Simon (Chair), Cullens and Dwyer) met twice in fiscal 2004. The functions of the Finance Committee consist of making recommendations to the Board of Directors as to financial matters and as to such matters as shall be referred to it by the Board of Directors. The Finance Committee also periodically reviews the investment policies and performance of the Company.

     The Technology Committee (comprised of Messrs. Seazholtz (Chair), Sergesketter, Plummer and Cullens) met twice in fiscal 2004. The Technology Committee was established to insure alignment between the Company's technology initiatives and its overall business strategy.

     The Nominating Committee (comprised of Messrs. Seazholtz (Chair), Plummer, Sergesketter and Ms. Kamerick) was established in July 2004 and therefore did not meet in fiscal 2004. Prior to the formation of the Nominating Committee, the entire Board of Directors carried out the duties now completed by the Nominating Committee. The Nominating Committee is responsible for: developing the criteria and qualifications for membership on the Board; reviewing and making recommendations to the Board as to whether existing directors should stand for re-election; considering, screening and recommending candidates to fill new or open positions on the Board; recommending Director nominees for approval by the Board and the stockholders; recommending Director nominees for each of the Board's committees; reviewing candidates recommended by shareholders; and conducting appropriate inquiries into the backgrounds and qualifications of possible candidates. In general, director qualifications include highest ethical and moral standards, business experience and expertise, industry and technology experience and knowledge applicable to the Company's industry and corporate management experience. The Board of Directors has determined that each of the members of the Nominating Committee is independent as such term is defined in the Nasdaq listing standards. The Nominating Committee charter is attached as Exhibit B and is also available on the Company's website at www.westell.com.

     The Executive Committee (comprised of Messrs. Seazholtz (Chair), Cullens, Penny and Plumber) did not meet in fiscal 2004.

     Directors who are not employees of the Company each receive $25,000 per year for services rendered as directors, except Robert C. Penny III, who currently receives no compensation. Directors who are members of board committees receive $2,000 per in person meeting. On October 1, 2003 Eileen Kamerick was issued options to purchase 50,000 shares of Class A Common Stock that vest in equal installments over the first five anniversaries of the option grant date. The exercise price for such options was based on the fair market value of the options on the day of grant. In addition, all directors may be reimbursed for certain expenses incurred in connection with attendance at Board and Committee meetings. Mr. Simon also receives $1,250 each quarter for his services as a director of Conference Plus, Inc., a subsidiary of the Company. Other than as described in this paragraph, directors who are employees of the Company do not receive additional compensation for service as directors.

NOMINATING PROCEDURES

     As described above, the Company has a Nominating Committee. The Nominating Committee considers many factors when considering candidates for the Board of Directors and strives for the Board to be comprised of directors with a variety of experience and backgrounds who have high-level managerial experience in a complex organization and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board of Directors. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Nominating Committee.

     In considering candidates for the Board of Directors, the Nominating Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a Nominating Committee recommended nominee. However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. In the case of current Directors being considered for renomination, the Nominating Committee will also take into account the director's history of attendance at meetings of the Board of Directors or its committees, the Director's tenure as a member of the Board of Directors, and the Director's preparation for and participation in such meetings.

     The Nominating Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating Committee does not evaluate candidates differently based on who has made the proposal. The Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year. Candidates are recommended to the Board of Directors after consultation with the Chairman of the Board.

     Stockholders who wish to suggest qualified candidates should write to the Secretary, Westell Technologies, Inc., 750 North Commerce Drive, Aurora, Illinois 60504, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must comply with the Company's bylaws regarding stockholder proposals and nominations. See "Proposals of Stockholders" contained herein.

ATTENDANCE OF ANNUAL SHAREHOLDER MEETINGS

     The Company expects all board members to attend the annual meeting of stockholders, but from time to time, other commitments may prevent all directors from attending each meeting. All directors attended the most recent annual meeting of shareholders, which was held on September 25, 2003.

CODE OF BUSINESS CONDUCT

     The Company has adopted a Code of Business Conduct within the meaning of
Item 406(b) of Regulation S-K. This Code of Business Conduct applies to all of our employees, including our executive officers. This Code of Business Conduct is available on the Company's website at www.westell.com. The Company intends to post on its website any amendments to, or waivers from its Code of Business Conduct applicable to senior financial executives.

WHISTLEBLOWER POLICY

     As part of the Company's Whistleblower Policy, the Company has made a "whistleblower" hotline available to all employees for anonymous reporting of financial concerns. The Audit Committee receives hotline activity reports, including complaints on accounting, internal controls or auditing matters.

COMMUNICATIONS WITH DIRECTORS

     The Board of Directors has established a process for stockholders to communicate with members of the Board. If a stockholder has any concern, question or complaint regarding any accounting, auditing or internal controls matters, as well as any issues arising under Westell's Code of Business Conduct or other matters that he or she wishes to communicate to Westell's Audit Committee or Board of Directors, the stockholder can reach the Westell Board of Directors by mail at Westell Technologies, Inc., Board of Directors, 750 North Commons Drive, Aurora, IL 60504. From time to time, the Board of Directors may change the process that stockholders may communicate to the Board of Directors or its members. Please refer to our website at www.westell.com for any changes in this process.

     The Board of Directors recommends a vote FOR all of the nominees.

         EXECUTIVE OFFICERS

     The following sets forth certain information with respect to the current executive officers of the Company. Please refer to the information contained above under the heading "Election of Directors" for biographical information of executive officers who are also directors of the Company.

Name                         Age    Position
----                         ---    --------
E. Van Cullens.............  58     President and Chief Executive Officer
Nicholas C. Hindman, Sr....  53     Treasurer, Secretary, Senior Vice President and Chief Financial Officer
John C. Clark..............  56     Senior Vice President of Operations
William J. Noll............  62     Senior Vice President  and Chief Technology Officer
Timothy J. Reedy...........  42     Chief Executive Officer of Conference Plus, Inc.


     Nicholas C. Hindman, Sr. has served as Treasurer, Secretary, Senior Vice President and Chief Financial Officer since March, 2000 and as acting Treasurer, Secretary, Vice President and Chief Financial Officer of the Company from May 1999 to February 2000. From October 1997 to April 1999, Mr. Hindman served as General Manager of MFI Holdings, LLC, a manufacturer of consumer products. From 1992 through September 1997, Mr. Hindman operated an auditing and consulting firm specializing in initial public offerings, private placement of securities and business turnarounds. Mr Hindman acted as a financial consultant to the Company from 1980 to 1983.

     John C. Clark has served as Senior Vice President of Operations since April 2001. Prior to joining the Company, Mr. Clark was Vice President of Manufacturing from September 1998 to October 2000 with 3COM. Mr. Clark was Director of Material Management at US Robotics/3COM from January 1996 to September 1998. From 1994 to 1996, Mr. Clark served as Area Vice President of Operations for Caremark. He also served as Director of Materials Management for Caremark from 1991 to 1996.

     William J. Noll has served as Senior Vice President and Chief Technology Officer of Westell, Inc. since May 1997. Prior to joining the Company, Mr. Noll was Vice President and General Manager of Residential Broadband at Northern Telecom from October 1995 to May 1997. Mr. Noll held other various Vice President and Assistant Vice President positions at Northern Telecom from June 1988 to October 1996, and was Vice President Network Systems at Bell Northern Research from November 1986 to June 1988.

     Timothy J. Reedy has served as Chief Executive Officer of Conference Plus, Inc since October 2002. Prior to joining the Company, Mr. Reedy was Vice President, Finance and Marketing with MCI/WorldCom Conferencing. From 1993 to 1995, Mr. Reedy also served as Vice President, Finance and Marketing at Darome Teleconferencing. From 1984 to 1993, Mr. Reedy held several management positions with the former Ameritech Mobile Communications, Inc.

EXECUTIVE COMPENSATION

     The following table sets forth information for the fiscal years ended March 31, 2002, 2003 and 2004, with respect to all compensation paid or earned for services rendered to the Company by the Company's Chief Executive Officer and the Company's other four most highly compensated executive officers who were executive officers at March 31, 2004 (together, the "Named Executive Officers").

                                                      SUMMARY COMPENSATION TABLE

                                                                                                LONG
                                                                                                TERM
                                    ANNUAL COMPENSATION                                         COMPENSATION
--------------------------------------------------------------------------------------------    ----------
NAME AND PRINCIPAL POSITION         FISCAL     SALARY ($)     BONUS ($)      OTHER ANNUAL       SECURITIES
                                                                                                UNDERLYING     ALL OTHER
                                                                             COMPENSATION       OPTIONS(1)     COMPENSATION
                                    YEAR                                     ($)                (SHARES)       ($)
-------------------------------     ------     -----------    -----------    ---------------    -----------    -------------

E.Van Cullens                        2004         471,807         50,000          34,395(2)         -           621,000(6)
President and Chief                  2003         433,187              -                  -        195,541          -
Executive  Officer                   2002         344,898        200,000         217,182(3)      1,876,923          -

John C. Clark                        2004         246,446         96,465                  -         40,000        6,000(4)
Senior Vice President of             2003         239,239              -          31,714(3)        114,572          -
Operations                           2002         234,519          2,500                  -        122,632          -

Nicholas C. Hindman, Sr.             2004         240,286         96,465                  -         40,000        5,715(4)
   Treasurer, Secretary,             2003         196,854              -                  -        100,498          -
   Senior Vice President and         2002         200,000         18,000                  -        117,833          -
   Chief Financial Officer

William J. Noll                      2004         229,542         84,407                  -         40,000        6,000(4)
   Senior Vice President of          2003         183,938         38,333                  -         94,581          -
   Research & Development and        2002         222,000        143,600                  -        135,402          -
   Chief Technology Officer

Timothy J. Reedy(5)                  2004         231,058        231,250                  -              -        2,584(4)
   Chief Executive Officer of        2003          91,731         50,000                  -        100,000          -
   Conference Plus, Inc.             2002               -              -                  -              -          -
-------------------------------

(1)  Stock options granted were non-qualified stock options of Class A Common Stock and were issued under the 1995 Stock
     Incentive Plan of the Company (the "Plan") except for all options issued to Mr. Cullens in fiscal year 2002 which were issued outside of the Plan.
(2)  Represents reimbursed relocation expense, professional services, life insurance and tax gross up.
(3)  Represents reimbursed relocation expense and tax gross up.
(4)  Represents matching discretionary contributions under the Company's 401(k) Profit Sharing Plan.
(5)  Mr. Reedy joined the Company in October 2003 and was named an executive officer in fiscal 2004.
(6)  Includes a $615,000 payment accrued under the Company's deferred compensation agreement with Mr. Cullens for which amounts will vest on March 31, 2006 if Mr. Cullens is employed by the Company on that date. See the description of the agreement under "-Employment and Severance Agreements" below. Also represents a $6,000 matching discretionary contribution under the Company's 401(k) Profit Sharing Plan.


     The following tables set forth the number of stock options granted to each of the Named Executive Officers during fiscal 2004, the stock options exercised by each Named Executive Officer in fiscal 2004 and exercisable and unexercisable stock options held by the Named Executive Officers as of March 31, 2004. For purposes of table computations the fair market value at March 31, 2004 was equal to $7.36 per share.

OPTION GRANTS IN THE LAST FISCAL YEAR

                              Individual Grants                                     Potential Realizable
                                                                                      Value at Assumed
                                                                                    Annual Rate of Stock
                                                                                     Price Appreciation
                                                                                    For Option Term (2)
  ---------------------------------------------------------------------------     -------------------------
                                  Percent of
                                  Total
                                  Options
                   Number of      Granted to       Exercise
                   Securities     Employees        or
                   Underlying     in               Base
                    Options       Fiscal           Price         Expiration
  Name             Granted(#)     Year(1)          ($/Sh)        Date                5%            10%
  -------------    -----------    ------------     ----------    ------------     ---------     -----------

  Nicholas C.
  Hindman           40,000(3)           1.38%          7.370        03/29/11      $185,398        $469,835
  John C.
  Clark             40,000(3)           1.38%          7.370        03/29/11      $185,398        $469,835
  William J.
  Noll              40,000(3)           1.38%          7.370        03/29/11      $185,398        $469,835

(1)  Based on 2,889,331 total options granted to employees, including the Named Executive Officers, in fiscal 2004.
(2)  The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.
(3)  These options vest over a five-year period with 20% vesting per year and have a 7-year life subject to earlier termination upon the occurrence of certain events related to termination of employment.

FISCAL YEAR-END VALUES
----------------------

                                                           NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                           SHARES           VALUE          OPTIONS AT FISCAL YEAR          IN-THE-MONEY OPTIONS AT
                           ACQUIRED ON      REALIZED       END (#)                         FISCAL YEAR END ($)
NAME                       EXERCISE (#)     ($)(1)         (EXERCISABLE/UNEXERCISABLE)     (EXERCISABLE/UNEXERCISABLE)(2)
-----------------------    -------------    -----------    ---------------------------     -------------------------------

E. Van Cullens                  150,000      1,025,400                929,751/992,713                 5,068,555/4,183,169
Nicholas C. Hindman             116,811        503,250                 69,750/137,820                      23,168/537,131
John C. Clark                   119,442        760,813                  4,028/153,734                      16,836/613,840
William J. Noll                 107,354        674,014                278,250/140,129                     377,558/544,005
Timothy J. Reedy                 20,000         96,398                  50,833/29,167                     307,031/176,169

(1)  Value is calculated by subtracting the exercise price per share from the fair market value at the time of exercise and multiplying this amount by the number of shares exercised pursuant to the stock option.
(2)  Value is calculated by subtracting the exercise price per share from $7.36, the average of the high and low price of the Company's Class A Common Stock on March 31, 2004, and multiplying such amount by the number of shares subject to the option.


EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company has a severance agreement with Mr. Cullens, the Chief Executive Officer of the Company. The severance agreement provides that in the event that Mr. Cullens is terminated without Cause (as defined therein) or he resigns for Good Reason (as defined therein), the Company shall pay to Mr. Cullens severance payments equal to his salary and bonus for the fiscal year in which the termination occurs, and the severance agreement also provides for the payment of certain amounts upon the occurrence of certain events. Mr. Cullens agreed not to compete with the Company and not to solicit any Company employees for a period of one year after termination in the event that his termination entitles him to severance payments. The Company's severance payment obligations and Mr. Cullens' right to this additional bonus shall terminate upon Mr. Cullens' death, resignation without Good Reason, retirement or termination for Cause.

     The Company also has entered into a deferred compensation program with Mr. Cullens. The amount of deferred incentive compensation to be awarded to Mr. Cullens in each year of his service as Chief Executive Officer of the Company is to be based on the Company's consolidated net income before income taxes as set forth in the Company's audited financial statements for March 31, 2004 and subsequent fiscal years plus any gain on the sale of the Company's interest in Conference Plus, Inc., if any. The amount of the award shall be determined as follows:

CONSOLIDATED  INCOME
BEFORE CUMULATIVE                         MAXIMUM            CUMULATIVE MAXIMUM
INCOME TAXES                   RATE       AWARD              AWARD
--------------------------     ------     ---------------    -------------------

Up to $2,500,000                  5%            $125,000             $ 125,000
Next  $3,750,000                  4%            $150,000             $ 275,000
Next  $6,250,000                  3%            $187,500             $ 462,500
Next  $6,250,000                  2%            $125,000             $ 587,500
Next  $6,250,000                  1%            $ 62,500             $ 650,000

     All amounts awarded under the deferred compensation program shall vest on March 31, 2006 as long as Mr. Cullens is employed by the Company on that date. Any amounts earned by Mr. Cullens in the fiscal years ending after March 31, 2006 will be fully vested at the time the amounts are determined as set forth above. The amounts earned under the program will also be fully vested in the event of Mr. Cullens' death or termination of employment by permanent and total disability prior to March 31, 2006 or upon a change in control of the Company. Unless otherwise elected, the deferred incentive compensation earned by Mr. Cullens and vested thereunder will be paid to Mr. Cullens upon his retirement from the Company or other termination of employment. Mr. Cullens shall also have the right to withdraw all vested amounts earned under the program at any time, provided that 5% of the amount withdrawn shall be forfeited to the Company. The Company shall establish a rabbi trust and pay to the trust from time to time an amount equal to any amount earned under the deferred incentive compensation program. The balance in the deferred compensation account will be paid to Mr. Cullens in a lump sum within 30 days after a change in control of the Company or within 90 days after his death or termination of employment by permanent and total disability.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for the Company's executive compensation and employee stock option programs. It periodically determines the compensation to be paid to the executive officers of the Company and administers and determines the awards to be granted under the Company's 1995 Stock Incentive Plan. The Board of Directors has determined that each current member of the Compensation Committee is independent as defined in the Nasdaq listing standards.

OVERVIEW AND PHILOSOPHY

     The executive compensation program is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience, and contribution to the long-term success of the Company. A leading consulting firm provides for the Compensation Committee's consideration information regarding executive compensation of companies that operate in similar industries. The Compensation Committee believes that its task of determining fair and competitive compensation is ultimately judgmental.

     The executive compensation program is composed of base salary, annual incentive compensation, equity based incentives, and other benefits generally available to all employees.

BASE SALARY

     The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. Surveys from outside firms and consultants are used to help determine what is competitive. In making annual adjustments to base salary, the Compensation Committee also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; it does not prescribe the relative weight to be given to any particular component.

ANNUAL INCENTIVE COMPENSATION

     Annual incentive compensation is ordinarily determined by a formula which considers the financial goals and objectives of the Company.

LONG-TERM INCENTIVES

     In general, the Compensation Committee believes that equity based compensation should form a part of an executive's total compensation package. Stock options may be granted to executives in order to directly relate a portion of the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives with the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option will be determined by factors similar to those considered in establishing base salaries. In fiscal 2004, 120,000 stock options were granted to executive officers.

DEFERRED COMPENSATION

     The Company's Chief Executive Officer has a deferred compensation arrangement in the form of a Rabbi Trust Agreement

OTHER

     Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

     The Compensation Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of his compensation.

     Internal Revenue Code section 162(m), in general, precludes a public corporation from claiming a tax deduction for compensation in excess of $1 million in any taxable year for any executive officer named in the summary compensation table in such corporation's proxy statement. Certain performance-based compensation is exempt from this tax deduction limitation. The Compensation Committee's policy is to structure executive compensation in order to maximize the amount of the Company's tax deduction. However, the Compensation Committee reserves the right to deviate from that policy to the extent it is deemed necessary to serve the best interests of the Company.

     This report is submitted by the Compensation Committee of the Board of Directors.

                                       Respectfully Submitted By:

                                       The Compensation Committee
                                          Paul A. Dwyer (Chair)
                                          Robert Penny III
                                          Roger Plummer
                                          John W. Seazholtz

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication With Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the auditors' independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors(and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

     The Audit Committee is governed by a charter (see Exhibit A). The Company has determined that the current members of the Audit Committee each qualify as an "audit committee financial expert" as defined by Item 401(h) of the Regulation S-K and that each of them is "independent" as the term is used in the
Item 7(d)(3)(iv) of Schedule 14A under the Securities Act of 1934 as amended.

                                       Respectfully Submitted By:

                                       The Audit Committee
                                       Paul A. Dwyer (Chair)
                                       Eileen A. Kamerick
                                       Bernard F. Sergesketter

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The Compensation Committee is currently composed of Messrs. Dwyer (Chair), Penny, Plummer and Seazholtz. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

     The Company has granted Robert C. Penny III and Melvin J. Simon, as Trustees of the Voting Trust, certain registration rights with respect to the shares of Common Stock held in the Voting Trust.

     In June 2001, trusts for the benefit of Robert C. Penny III, a director of the Company, and other Penny family members, entered into a guaranty of $10 million of the Company's obligations under its revolving credit facility. In consideration of the guarantee, the Company has granted those trusts warrants to purchase 512,820 shares of Class A Common Stock for a period of five years at an exercise price of $1.95 per share (the fair market value on the date of grant) and agreed to grant registration rights with respect to shares acquired upon exercise. This guarantee is no longer in place.

     The Company has certain severance agreements with Mr. Cullens, the Chief Executive Officer of the Company. See "Employment and Severance Agreements" above.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. During fiscal 2004, all such persons filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934 with the exception of Eileen Kamerick, who filed a Form 3 on October 21, 2003 when it was due on October 3, 2003.

                                PERFORMANCE GRAPH

     The following performance graph compares the change in the Company's cumulative total stockholder return on its Class A Common Stock with the cumulative total return of the Nasdaq Stock Market--U.S. Index and the Nasdaq Telecommunications Index for the period commencing April 1, 1999 and ending March 31, 2004. The stock price performance shown in the performance graph is not indicative of future stock price performance.



                                [GRAPH OMITTED]



                           TOTAL RETURN - DATA SUMMARY

                                                  Cumulative Total Return
                              -------------------------------------------------------------
                                 4/1/99      3/00       3/01      3/02      3/03      3/04

WESTELL TECHNOLOGIES, INC.      $100.00  $ 723.41    $ 76.60   $ 35.18   $ 91.69  $ 165.68
NASDAQ STOCK MARKET (U.S.)       100.00    198.50      76.58     59.96     49.22     76.27
NASDAQ TELECOMMUNICATIONS        100.00    200.59      56.98     39.33     38.02     54.46


PROPOSAL 2.    APPROVAL OF THE WESTELL TECHNOLOGIES, INC. 2004 STOCK INCENTIVE
PLAN

     There will be presented to the meeting a proposal to approve the Westell Technologies, Inc. 2004 Stock Incentive Plan (the "2004 Plan"). On July 20, 2004, the Compensation Committee of the Board approved the 2004 Plan, subject to stockholder approval. The purpose of the 2004 Plan is to enable the Company to provide officers, employees and non-employee directors of the Company and its subsidiaries with performance-based equity and monetary incentives, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's stockholders.

     There are only 974,347 shares available under the Company's 1995 Stock Incentive Plans ("1995 Plan") as of July 23, 2004. Instead of amending the 1995 to increase the number of shares available under the 1995 Plan, the Company decided that it would submit the 2004 Plan for Stockholder approval.

     A SUMMARY OF THE PRINCIPAL FEATURES OF THE 2004 PLAN IS PROVIDED BELOW, BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE 2004 PLAN THAT WAS FILED ELECTRONICALLY WITH THIS PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH TEXT IS NOT INCLUDED IN THE PRINTED VERSION OF THIS PROXY STATEMENT. A COPY OF THE 2004 PLAN IS AVAILABLE FROM THE CORPORATION'S SECRETARY AT THE ADDRESS ON THE COVER OF THIS DOCUMENT. A COPY OF THE 2004 WILL ALSO BE POSTED ON THE COMPANY'S WEBSITE AT WWW.WESTELL.COM.

DESCRIPTION OF 2004 PLAN

PLAN ADMINISTRATION.

     The 2004 Plan will generally be administered by the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board of Directors. To the extent required by the Nasdaq National Market, the Compensation Committee shall be composed entirely of independent directors of the Company as such term is defined by the Nasdaq National Market. The Nasdaq National Market currently does not require that the Compensation Committee be comprised of all independent members as long as the compensation awarded to executive officers is approved by a majority of the independent directors of the Company. The Compensation Committee is authorized to establish such rules and regulations in accordance with the 2004 Plan as it deems necessary for the proper administration of the 2004 Plan and to make such determinations and interpretations and to take such action in connection with the 2004 Plan and any benefits granted hereunder as it deems necessary or advisable. The Compensation Committee may also authorize one or more officers of the Company to select employees to participate in the 2004 Plan and to determine the number of option shares and other rights to be granted to such participants and any reference in the 2004 Plan to the Compensation Committee shall include such officer or officers.

     Failure to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the grant of benefits under the 2004 Plan will not affect the validity of the action of the Compensation Committee. But it is the Compensation Committee's intent to maximize the deductions under the Code as much as possible. Benefits and transactions in or involving benefits, intended to be exempt under Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more "non-employee directors" of the Company (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). All determinations and interpretations made by the Compensation Committee shall be binding and conclusive on all participants and their legal representatives.

ELIGIBILITY

     All officers, employees, and non-employee directors of the Company and its subsidiaries are eligible for benefits under the 2004 Plan as determined by the Compensation Committee. The Compensation Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits. As of July 23, 2004, there were approximately 880 individuals eligible to participate in the 2004 Plan.

     The maximum number of shares which may be awarded to any participant in any fiscal year during the term of the 2004 Plan is 500,000 shares of Class A Common Stock, subject to the adjustment provisions discussed below.

SHARES AVAILABLE.

     The aggregate number of shares of Class A Common Stock that may be issued or transferred to participants under the 2004 Plan shall not exceed 5,500,000 shares in addition to any shares granted but subsequently forfeited under the 1995 Plan. If there is a lapse, expiration, termination or cancellation of any stock option issued under the 2004 Plan or the 1995 Plan prior to the issuance of shares, or if shares of Class A Common Stock are issued under the 2004 Plan and thereafter are reacquired by the Company, the shares subject to those options and the reacquired shares shall be added to the shares available for benefits under the 2004 Plan or the 1995 Plan. Shares covered by a benefit granted under the 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Any shares covered by a stock appreciation right shall not be counted against the number of reserved shares unless and until they are actually issued and delivered to a participant. Any shares exchanged by an optionee in payment of the exercise price of any stock option, any shares retained by the Company pursuant to a participant's tax withholding election, and any shares covered by a benefit which is settled in cash shall be added to the shares available under the 2004 Plan.

     The 5,500,000 shares of Class A Common Stock available under the 2004 Plan represents 8.1% percent of the currently outstanding shares of Class A Common Stock and Class B Common Stock of the Company as of July 23, 2004. As of July 23, 2004, there were 391,200 shares of Class A Common Stock available under the 1995 Plan that may be used under the 2004 Plan.

     On July 22, 2004, the closing price of the Company's Class A Common Stock on the Nasdaq National Market was $3.75 per share.

GRANTS UNDER THE 2004 PLAN

     Under the 2004 Plan, the Company expects to continue its efforts to use stock options as the Company's most widely-used form of long-term incentive. The 2004 Plan will also permit the Compensation Committee to grant stock appreciation rights, stock awards, including restricted stock and restricted stock units, and performance awards, all as described below (collectively, "benefits").

Stock Option Grants

     The Compensation Committee may grant options qualifying as incentive stock options under the Internal Revenue Code and nonqualified stock options. The term of an option shall be fixed by the Compensation Committee, but shall not exceed ten years. The option price shall not be less than the fair market value of common stock on the date of grant. Generally, the fair market value shall be the closing price of the common stock on the Nasdaq National Market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash, by the transfer to the Company of shares owned by the participant (or certification of such ownership), by a cashless exercise of the option or in such other manner as may be authorized by the Compensation Committee.

     Incentive stock options may be granted only to employees of the Company. The aggregate fair market (determined as of the time the option is granted) of the Class A Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year cannot exceed $100,000.

     The Compensation Committee may provide that a stock option include the right to require a replacement stock option upon exercise of the original stock option prior to termination of service to the Company and through payment of the exercise price in shares of Class A Common Stock.

Stock Appreciation Rights

     A stock appreciation right ("SAR") entitles the grantee to receive upon exercise of the SAR the appreciation in the market price of a stated number of shares of common stock during a stated term. SARs entitle the grantee to receive the same economic value upon exercise that would have been derived from exercise of a stock option relating to the same number of shares. The term of a SAR shall be fixed by the Compensation Committee but cannot exceed ten years. Payment of the appreciation may be made in cash, in shares, or a combination of both at the discretion of the Compensation Committee. In its discretion, the Compensation Committee may substitute SARs that can be settled only in stock for outstanding stock options, at any time when the Company is subject to Fair Value Accounting in accordance with Financial Accounting Standard Board's Statement of Financial Accounting Standards No. 123.

Stock Awards:  Restricted Stock and Restricted Stock Unit

     Restricted stock consists of shares which are transferred or sold by the Corporation to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restricted stock units provide a participant the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Compensation Committee which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Compensation Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions could include, but are not limited to, Performance Criteria (as described below), continuous service with the Company, the passage of time or other restrictions.

     The grantee of restricted stock may not dispose of the shares prior to the expiration of the restriction period. During this period, the grantee would be entitled to vote the shares and, at the discretion of the Compensation Committee, receive dividends. Each certificate would bear a legend giving notice of the restrictions in the grant.

     The grantee of restricted stock units may dispose of the shares subject to the award after the expiration of the restriction period and the delivery of the shares to the grantee. The grantee of restricted stock units would be entitled to receive dividend equivalents, at the discretion of the Compensation Committee, and to vote the shares after the expiration of the restriction period and the delivery of the shares.

Performance Share Awards

     Each award of performance shares shall entitle the participant to a payment in the form of shares of Class A Common Stock upon the attainment of performance goals and other terms and conditions specified by the Compensation Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under a performance shares award may be adjusted by the Compensation Committee on the basis of such further consideration as the Compensation Committee in its sole discretion shall determine.

PERFORMANCE GOALS

     Awards of restricted stock, restricted stock units and performance shares under the 2004 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Corporation's common stock; return on net assets, equity or shareholders' equity; market share; or total return to shareholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Corporation as a whole or any business unit of the Corporation and may be measured relative to a peer group or index. Performance Criteria shall be calculated in accordance with the Corporation's financial statements. Performance goals may be based in the future, on total stockholder return as compared with the Nasdaq Stock Market-U.S. Index and the Nasdaq Telecommunications Index or such other indices applied by the Compensation Committee.

ADJUSTMENTS

     If the Company changes the number of issued shares of Class A Common Stock without new consideration to the Company, then the shares reserved for issuance under the 2004 Plan and the shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company shall not be changed. The number and class of shares available under the 2004 Plan and the terms of outstanding awards may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Corporation. The Compensation Committee shall, as it deems appropriate and equitable, have the right to (1) proportionately adjust the number and types of shares of Class A Common Stock (or other securities), exercise price, or performance standards of any or all benefits and (2) make provision for a cash payment or for substitution or exchange of any or all benefits, in connection with any extraordinary dividend or distribution, reclassification, recapitalization, stock split, reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or securities of the Company, or similar, unusual or extraordinary corporate transaction or a sale of substantially all of the assets of the Company.

AMENDMENT OF THE 2004 PLAN

     The Board of Directors has the right and power to amend the 2004 Plan, provided, however, that the Board of Directors may not amend the 2004 Plan in a manner which would impair or adversely affect the rights of the holder of a benefit without the holder's consent. The Company will obtain stockholder approval if the amendment increases the number of shares reserved under the 2004 Plan, if the amendment increases the maximum amount of shares that may be subject to awards to a participant in a year or if the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange on which the stock is listed or traded, requires stockholder approval with respect to the 2004 Plan or the amendment.

TERMINATION OF THE 2004 PLAN

     The 2004 Plan may be terminated at any time by the Board of Directors. Termination will not in any manner impair or adversely affect any benefit outstanding at the time of termination.

COMMITTEE'S RIGHT TO MODIFY BENEFITS

     Any benefit granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Compensation Committee if and to the extent permitted in the 2004 Plan, or applicable agreement entered into in connection with a benefit grant or with the consent of the participant to whom such benefit was granted. In no event shall the Compensation Committee cancel any outstanding stock option for the purpose of reissuing the option to the participant at a lower exercise price or reduce the option price of an outstanding option.

FEDERAL TAX TREATMENT

     Under current law, the following are U.S. federal income tax consequences generally arising with respect to awards under the 2004 Plan.

     A participant who is granted an incentive stock option does not recognize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     A participant who is granted a non-qualified stock option will not have taxable income at the time of grant but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a tax deduction for the same amount.

     The grant of an SAR will produce no tax consequences for the participant or the Company. The exercise of an SAR results in taxable income to the participant equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise and a corresponding tax deduction to the Company.

     A participant who has been granted an award of restricted stock, restricted stock units or performance shares awards will generally not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant. When the restrictions lapse on restricted stock or the performance goals on performance shares are met, the participant will recognize taxable income in an amount equal to the fair market value of the shares at such time. A participant will realize taxable income upon delivery of shares pursuant to a restricted stock unit. In general, the Company will be entitled to a corresponding tax deduction except to the extent that restricted stock, restricted stock units or performance shares granted to "named executive officers" (as defined by the SEC) are not subject to restrictions based on Performance Criteria.

LIMITATION ON THE CORPORATION'S DEDUCTION

     Under Section 162(m) of the Code, the Company may not deduct otherwise deductible compensation paid to "covered employees" (i.e., generally, the Chief Executive Officer and the four highest compensated officers of the Company) to the extent that such compensation exceeds $1 million. An exception applies, however, for performance-based compensation if the terms under which such compensation is paid are approved by the Company's stockholders and certain other requirements are satisfied. The Compensation Committee's policy is to structure executive compensation in order to maximize the amount of the Company's tax deduction. However, the Compensation Committee reserves the right to deviate from that policy to the extent it is deemed necessary to serve the best interests of the Company.

     Although the Company intends that awards under the 2004 Plan (other than awards not based on Performance Criteria) will satisfy the requirements to be considered performance-based compensation for purposes of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements, and, accordingly, Section 162(m) of the Code may limit the amount of deductions otherwise available to the Company (as described above) with respect to awards to "covered employees" under the 2004 Plan. The inclusion of the limits on individual awards and the Performance Criteria discussed above satisfy the requirements of Section 162(m) by establishing a maximum number of shares that may be represented by awards granted to any employee and by specifying the factors that may be used by the Compensation Committee with respect to awards made under the 2004 Plan.

OTHER INFORMATION

     As the administration of the 2004 Plan involves discretionary choices by the Compensation Committee, awards to be granted under the 2004 Plan in fiscal 2005 are not now determinable. Stock awards granted under the 1995 Plan in fiscal 2004 are disclosed under the heading "Executive Compensation" elsewhere in this Proxy Statement.

EFFECT OF APPROVAL OF THE 2004 PLAN

     Approval by the stockholders of the 2004 Plan will make more shares of Class A Common Stock available for the award of benefits and provide the Compensation Committee with more flexibility to award benefits under the 2004 Plan.

APPROVAL OF THE 2004 PLAN BY STOCKHOLDERS

     The affirmative vote of holders of a majority of the voting power, voting as a single class, of the Company that is represented and entitled to vote at the Annual Meeting is required for approval of the 2004 Plan. Abstentions will count as a vote against the proposal, but broker non-votes will have no effect.

     The Board of Directors recommends a vote FOR approval of the Westell Technologies, Inc. 2004 Stock Incentive Plan.

     PROPOSAL 3. APPROVAL OF THE AMENDMENT TO THE WESTELL TECHNOLOGIES, INC. EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE EMPLOYEE STOCK PLAN BY 300,000 SHARES.

     The Board of Directors believes it is in the best interests of the Company to encourage stock ownership by employees of the Company. Accordingly, the Westell Technologies, Inc. Employee Stock Purchase Plan (the "Employee Purchase Plan") was initially adopted in 1995 and authorized the sale to employees of up to an aggregate of 217,950 shares of Class A Common Stock issued under the plan. The Board of Directors has approved, subject to stockholder approval, amending the Employee Purchase Plan to increase the aggregate number of shares of Common Stock available for sale to employees by 300,000 shares.

     If our stockholders approve this amendment, an additional 300,000 shares will be available for purchase by eligible employees under the Employee Purchase Plan. As of July 22, 2002, the Company had issued and employees had purchased all of the 217,950 shares authorized under the Employee Purchase Plan.

     A summary of the principal features of the Employee Purchase Plan is provided below, but is qualified in its entirety by reference to the full text of the Employee Purchase Plan that was filed electronically with this proxy statement with the Securities and Exchange Commission as Exhibit C. Such text is not included in the printed version of this proxy statement. A copy of the Employee Purchase Plan is available from the Company's Secretary at the address on the cover of this document. A copy of the Employee Purchase Plan is available from the Company's Secretary at the address on the cover of this document.

ADMINISTRATION AND ELIGIBILITY

     The Employee Purchase Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority to make rules and regulations governing the administration of the Employee Purchase Plan. The Committee may delegate the administration of the Employee Purchase Plan in accordance with the terms of the plan.

     Substantially all full-time employees of the Company and designated subsidiaries are eligible to participate in the Employee Purchase Plan, except that the following may be excluded at the discretion of the Committee: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for not more than 5 months per year; and
(iii) employees who have not been employed for at least one year as of any enrollment date. As of July 22, 2004, approximately 850 employees were eligible to participate in the Employee Purchase Plan.

PARTICIPATION AND TERMS

     An eligible employee may elect to participate in the Employee Purchase Plan as of any Enrollment Date. "Enrollment Dates" occur on the first day of the offering period which is currently set at three-month intervals beginning on approximately January 1, April 1, July 1 and October 1. To participate in the Employee Purchase Plan an employee must complete an enrollment and payroll deduction authorization form provided by the Company which indicates the amounts to be deducted from his or her salary and applied to the purchase of the shares on the Share Purchase Date (as hereinafter defined). The payroll deduction must be within limits set by the Committee.

     A payroll deduction account is established for each participating employee by the Company and all payroll deductions made on behalf of each employee are credited to each such employee's respective payroll deduction account. On the last trading day of each offering period (the "Share Purchase Date"), the amount credited to each participating employee's payroll deduction account is applied to purchase as many shares as may be purchased with such amount at the applicable purchase price.

     The purchase price for the shares purchased from the Company will be 85% of the average of the high and low reported sales prices of shares of Class A Common Stock as reported on the Nasdaq National Market for the Share Purchase Date. If no sales of Class A Common Stock were reported on that date, the purchase price shall be such average price of the Class A Common Stock reported for the last preceding date on which sales of Class A Common Stock were so reported. The Purchase Price Shares purchased on the open market will be the weighted average price per share of all shares so purchased on the Share Purchase Date. Employees may purchase shares through the Employee Purchase Plan only by payroll deductions.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may amend the Employee Purchase Plan at any time, provided that if stockholder approval is required for the plan to continue to comply with the requirements of Securities and Exchange Commission Regulation Section 240.16b-3 or Section 423 of the Internal Revenue Code (the "Code"), such amendment shall not be effective unless approved by all of the Company's stockholders within twelve months after the date of the adoption by the Board of Directors.

     The Employee Purchase Plan may be terminated by the Board of Directors at any time.

FEDERAL INCOME TAX CONSEQUENCES

     The Employee Purchase Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code. As a result, an employee participant will pay no federal income tax upon enrolling in the Employee Purchase Plan or upon purchase of the shares. A participant may recognize income and/or gain or loss upon the sale or other disposition of shares purchased under the plan, the amount and character of which will depend on whether the shares are held for two years from the first day of the offering period.

     If the participant sells or otherwise disposes of the shares within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the shares on the date of purchase over the purchase price and the Company will be entitled to a tax deduction for the same amount.

     A participant who exercises an incentive stock option and sells the shares before having held them for at least one year after exercise and two years after grant will have taxable income equal to the lesser of the gain realized upon the sale or the excess of the fair market value of the shares over the exercise price on the date of exercise and the Company will be entitled to a corresponding tax deduction. Any additional gain or loss on the sale will be treated as long-term or short-term capital gain depending on the length of the holding period.

     The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

     If the participant sells or otherwise disposes of the shares after holding the shares for the two-year period, the participant will recognize ordinary income at the time in an amount equal to the lesser of (i) the excess of the market price of the shares on the first day of the offering period over the purchase price, or (ii) the excess of the market price of the shares at the time of disposition over the purchase price. The Company will not be entitled to any tax deduction with respect to shares purchased under the Employee Purchase Plan if the shares are held for the requisite two-year period.

     The employee may also recognize capital gain or loss at the time of disposition of the shares, either short-term or long-term, depending on the holding period for the shares.

OTHER INFORMATION

     On July 22, 2004, the closing price of the Class A Common Stock was $3.75 per share.

APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN BY STOCKHOLDERS

     The affirmative vote of holders of a majority of the voting power, voting as a single class, of the Company that is represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Employee Stock Purchase Plan. Abstentions will count as a vote against the proposal, but broker non-votes will have no effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE WESTELL TECHNOLOGIES, INC. EMPLOYEE STOCK PURCHASE PLAN.

                                                 EQUITY COMPENSATION PLAN INFORMATION

                                           EQUITY COMPENSATION PLAN INFORMATION AS OF MARCH 31, 2004

                              NUMBER OF SECURITIES TO   WEIGHTED AVERAGE EXERCISE   NUMBER OF SECURITIES REMAINING
                              BE ISSUED UPON EXERCISE      PRICE OF OUTSTANDING      AVAILABLE FOR FUTURE ISSUANCE
                              OF OUTSTANDING OPTIONS,     OPTIONS, WARRANTS AND          (EXCLUDING SECURITIES
PLAN CATEGORY                   WARRANTS AND RIGHTS               RIGHTS            REFLECTED IN THE FIRST COLUMN)
---------------------------- -------------------------- --------------------------- --------------------------------
EQUITY COMPENSATION PLANS
APPROVED BY SECURITY                         7,759,762                       $6.00                          818,875
HOLDERS

EQUITY COMPENSATION PLANS
NOT APPROVED BY SECURITY                     1,776,923                        2.61                               --
HOLDERS*
                             -------------------------- --------------------------- --------------------------------

TOTAL                                        9,536,685                       $5.37                          818,875

                             ========================== =========================== ================================

*Reflects non-qualified stock options of Class A Common Stock granted to E. Van Cullens and one other employee in fiscal
2002. 1.1 million of these options vest over a four-year period with 25% vesting per year. The remainder are performance based and vest at the earlier of achievement of certain performance goals or eight years. The strike price on 0.9 million, 0.4 million and 0.4 million and 0.1 million of the options is $1.95, $2.00, $5.00 and $1.32 per share, respectively.


PROPOSAL 4.    RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Company's independent auditors for fiscal 2004 were Ernst & Young LLP. Selection of independent auditors is made by the Audit Committee.

     Although we are not required to do so, we believe that it is appropriate to request that stockholders ratify the appointment of Ernst & Young. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders' rejection and reconsider the appointment. Representatives of Ernst & Young will be at the Annual Meeting, will be given the opportunity to make a statement and will be available to respond to appropriate questions.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING MARCH 31, 2005.

AUDIT FEES

     The aggregate fees billed by Westell's independent auditors rendered in connection with (i) the audit of Westell's annual financial statements set forth in the Westell Annual Report on Form 10-K for the year ended March 31 2004, and
(ii) the review of Westell's quarterly financial statements set forth in Westell's Quarterly Report on Form 10-Q for the quarters ended June 30, 2003, September 30, 2003, and December 31, 2003 were approximately $429,000. The fees for those services in fiscal 2003 were $392,000.

     Set forth below is a summary of certain fees paid to Ernst & Young for services for the fiscal years 2003 and 2004.

                                                FISCAL               FISCAL
                                                 2003                 2004
                                           -----------------     ---------------
Audit Fees                                        $ 392,000            $429,000
Audit-Related Fees                                   52,000              18,000
Tax Fees                                             40,000              18,000
                                           -----------------     ---------------

     Total                                        $ 484,000           $ 465,000

AUDIT RELATED FEES

     Audit related services include work performed by the independent auditors with respect to accounting assistance.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no information technology services rendered by Ernst & Young LLP during fiscal year 2003 or 2004.

ALL OTHER FEES

     All other fees include work performed by the independent auditors with respect to tax compliance and other tax consulting.

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT ACCOUNTANT

     The audit committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence and has determined that such services are compatible.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

     The Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by Ernst & Young. The Committee will annually pre-approve services in specified accounting areas. The Committee also annually pre-approves the budget for annual GAAP and statutory audits.

                          PROPOSALS OF SECURITY HOLDERS

     A stockholder proposal to be included in the Company's proxy statement and presented at the 2005 Annual Meeting must be received at the Company's executive offices, 750 North Commons Drive Aurora, Illinois 60504 by no later than April 12, 2005 for evaluation as to inclusion in the Proxy Statement in connection with such meeting.

     Stockholders wishing to nominate a director or bring a proposal before the 2005 Annual Meeting (but not include the proposal in the Company's proxy statement) must cause written notice of the proposal to be received by the Secretary of the Company at the principal executive offices of the Company in Aurora, Illinois, by no later than 60 days prior to the Annual Meeting date, as well as comply with certain provisions of the Company's bylaws. In order for a stockholder to nominate a candidate for director, such notice must describe various matters regarding the nominee and the stockholder giving the notice, including such information as name, address, occupation and shares held. In order for a stockholder to bring other business before a stockholders meeting, the notice for such meeting must include various matters regarding the stockholder giving the notice and a description of the proposed business. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.

                              FINANCIAL INFORMATION

     The Company has furnished its financial statements to stockholders in its 2004 Annual Report, which accompanies this Proxy Statement. In addition, the Company will promptly provide, without charge to any stockholder, on the request of such stockholder, an additional copy of the 2004 Annual Report and the Company's most recent Form 10-K. Written requests for such copies should be directed to Westell Technologies, Inc., Attention: Nicholas C. Hindman, Sr., Senior Vice President and Chief Financial Officer, 750 North Commons Drive, Aurora, Illinois 60504; telephone number (630) 898-2500.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Directors of the Company knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                               By Order of the Board of Directors

                               Nicholas C. Hindman, Sr.
                               Senior Vice President and Chief Financial Officer

Date:  August 10, 2004

EXHIBIT A

                            WESTELL TECHNOLGIES, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE
-------

     The Audit Committee is appointed by the Board of Directors for the primary purposes of:

     o Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and
     o Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management and independent accountants.

COMPOSITION AND QUALIFICATIONS
------------------------------

     The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES
----------------

The Audit Committee will:

(1) Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

     o Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No 61 relating to the conduct of the audit.
     o Review with management and the independent auditors an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No 50 letters.
     o Review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.
     o Review changes in account or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.
     o Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.
     o Review with the independent accountants any problem encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.
     o Review with the independent accountants the adequacy of the Company's internal controls, and any significant findings and recommendations.

(2) Review (by full Committee or Chair) with management and the independent accountants the Company's quarterly financial statements in advance of SEC filings.
(3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

     o    Recommend to the Board the appointment of the independent accountants.
     o Review the experience and qualifications of the senior members of the independent auditor's team and the quality control procedures of the independent auditor.
     o Approve the retention of the independent auditors for any non-audit service and the fee for such service.
     o Approve the engagement letter and the fees to be paid to the independent accountants.
     o Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (no less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.
     o Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.
     o Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.
     o Review with the independent auditors any disagreements with management.

(4) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

     o Reports from management should include "disclosures of insider and affiliated party transactions".

(5) Meet at least annually in separate executive session with the chief financial officer and the independent accountants.
(6) Review periodically with the Company's General Counsel (i) legal and regulatory matters, which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.
(7) Report regularly to the Board of Directors with respect to Audit Committee activities.
(8) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.
(9) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

         EXHIBIT B

                            WESTELL TECHNOLGIES, INC.
                          NOMINATING COMMITTEE CHARTER

1.   MEMBERSHIP

     o The Nominating Committee (the "Committee") shall consist of at least three members of the Board of Directors (the "Board") as the Board shall from time to time determine. Each member shall be "independent" as that term is defined by the listing standards of Nasdaq at the time of the member's appointment to the Committee.

     o The Chairman of the Board will select the initial members of the Committee with concurrence of a majority of the Board. Thereafter, the members of the Committee shall be elected by the Board of Directors at its first meeting following the Annual Meeting of Shareholders.

2.   MEETINGS

     o The Committee shall meet at such times as it seems appropriate. A majority of members shall constitute a quorum. A majority of the members present shall decide any question brought before the Committee.

3.   POWERS AND DUTIES

     The Committee's primary responsibilities shall be:

     o Developing the criteria and qualifications for membership on the Board. The initial qualifications attached as Exhibit I, are subject to change from time to time at the discretion of the Committee;

     o Reviewing and making recommendations to the Board as to whether existing directors should stand for re-election;

     o Considering, screening and recommending candidates to fill new or open positions on the Board;

     o Recommending Director nominees for approval by the Board and the stockholders;

     o    Recommending Director nominees for each of the Board's committees;

     o    Reviewing candidates recommended by shareholders; and

     o Conducting appropriate inquiries into the backgrounds and qualifications of possible candidates.

CRITERIA AND QUALIFICATIONS FOR MEMBERSHIP ON THE WESTELL TECHNOLOGIES, INC
---------------------------------------------------------------------------
BOARD OF DIRECTORS:
-------------------

1. An established public profile, well regarded in the community with a long-term reputation for highest ethical and moral standards.
2.   An independent, objective, candid and constructive approach to business.
3. Operational experience at senior levels with a track record of high achievement.
4. A strategic perspective with an awareness of the dynamics of change and the ability to anticipate and capitalize on new business opportunities and to facilitate important customer/partner relationships.
5. A history of significant business or professional responsibilities leading to a positive record of accomplishment in present and prior business.
6. Business and/or professional knowledge and experience applicable to the Company's industry along with a broad and active network of contacts in the telecommunications/high technology sectors.

7. Willingness to devote the necessary time to assume the full responsibilities of being a member of the Board.
8. Familiarity with corporate financial management, reporting, SEC rules and regulations as well as new corporate governance initiatives such as Sarbanes-Oxley, etc.

Exhibit B

                           WESTELL TECHNOLOGIES, INC.
                            2004 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of the Westell Technologies, Inc. 2004 Stock Incentive Plan (the "Plan") is to enable the Company to provide officers, employees, and non-employee directors of the Company and its subsidiaries with performance-based equity and monetary incentives, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's stockholders.

     2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") which shall be the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board of Directors. To the extent required by any applicable listing agency, the Committee charged with administering the Plan shall be composed entirely of independent directors of the Company (within the meaning of the applicable listing agency). Any action taken by, or inaction of, the Company, any subsidiary or affiliate, or the Committee relating or pursuant to the Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. The Committee may authorize one or more officers of the Company to select employees to participate in the Plan and to determine the number of option shares and other rights to be granted to such participants and any reference in the Plan to the Committee shall include such officer or officers.

     Failure to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the grant of Benefits hereunder shall not affect the validity of the action of the Committee otherwise duly authorized and acting in this matter. Benefits and transactions in or involving Benefits, intended to be exempt under Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more "non-employee directors" of the Company (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his or her bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.

     3. ELIGIBILITY. Benefits under the Plan shall be granted to officers, employees, and non-employee directors of the Company and its subsidiaries selected initially and from time-to-time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company and its subsidiaries. For these purposes, any corporation, partnership or other entity in which the Company has a substantial financial interest may qualify as a subsidiary. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

     4. BENEFITS. The Benefits awarded under the Plan shall consist of (a) stock options, (b) stock appreciation rights, (c) stock awards, including restricted stock and restricted stock units, and (d) performance awards, all as described below (collectively, "Benefits").

     5. SHARES RESERVED. There is hereby reserved for issuance under the Plan an aggregate of 5,500,000 shares of Class A Common Stock of the Company which may be authorized but unissued or treasury shares. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. The maximum number of shares which may be awarded to any participant in any fiscal year during the term of the Plan is 500,000 shares. If there is a lapse, expiration, termination or cancellation of any Stock Option issued under the Plan prior to the issuance of shares thereunder or if shares of Class A Common Stock are issued under the Plan and thereafter are reacquired by the Company, the shares subject to those options and the reacquired shares shall be added to the shares available for benefits under the Plan. Shares covered by a Benefit granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Any shares covered by a Stock Appreciation Right shall be counted as used only to the extent shares are actually issued to the participant upon exercise of the right. In addition, any shares of Class A Common Stock exchanged by an optionee as full or partial payment to the Company of the exercise price under any Stock Option exercised under the Plan, any shares retained by the Company pursuant to a participant's tax withholding election, and any shares covered by a Benefit which is settled in cash shall be added to the shares available for Benefits under the Plan.

     The shares authorized hereunder are in addition to shares previously reserved under the Company's 1995 Stock Incentive Plans (the "Prior Plan"). Any shares of Class A Common Stock reserved under the Prior Plan in excess of the number of shares as to which options or other benefits were granted prior to the date of the adoption of this Plan by the Board of Directors, plus any shares as to which options or other benefits granted under the Prior Plan may lapse, expire or terminate after such date, shall be available for issuance in connection with awards under this Plan.

     6. STOCK OPTIONS. Stock options shall consist of options to purchase shares of Class A Common Stock of the Company and shall be either incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor legislation) or non-qualified stock options as determined by the Committee. The option price shall be not less than 100% of the fair market value of the shares on the date the option is granted. The option price upon exercise of any option shall be payable to the Company in full either
(a) in cash or its equivalent; (b) by tendering previously acquired shares having a fair market value at the time of exercise equal to the option price;
(c) by a certification of ownership of such previously-acquired shares; (d) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and withholding taxes due to Company; or (e) such other methods of payment as the Committee at its discretion deems appropriate. In no event shall the Committee cancel any outstanding stock option for the purpose of reissuing the option to the participant at a lower exercise price or reduce the option price of an outstanding option.

     Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that no stock option shall be exercisable later than ten years after the grant date. In the event of termination of service to the Company, all stock options shall terminate at such times and upon such conditions as the Committee shall, in its discretion, set forth in such options at the date of grant.

     Incentive stock options shall be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Internal Revenue Code) at the date of grant. The aggregate fair market value (determined as of the time the option is granted) of the shares of Class A Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000. Options designated as "incentive stock options" that fail to continue to meet the requirements of Section 422 of the Internal Revenue Code shall be redesignated as nonqualified options for Federal income tax purposes automatically without further action by the Committee on the date of such failure to continue to meet the requirements of Section 422 of the Code.

     The Committee may provide, either at the time of grant or subsequently, that a stock option include the right to acquire a replacement stock option upon exercise of the original stock option (in whole or in part) prior to termination of service to the Company of the participant and through payment of the exercise price in shares of Class A Common Stock. The terms and conditions of a replacement option shall be determined by the Committee in its sole discretion. The Committee may also grant stock options in substitution for or in cancellation of outstanding stock options.

     7. STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted to the holder of any stock option granted hereunder. The Committee also may, in its sole discretion, substitute SARs which can be settled only in stock for outstanding stock options, at any time when the Company is subject to Fair Value Accounting in accordance with Financial Accounting Standard Board's Statement of Financial Accounting Standards No. 123. The grant price of a tandem or substitute SAR shall be equal to the option price of the related option. In addition, stock appreciation rights may be granted independently of and without relation to options. Each stock appreciation right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

          (a) A stock appreciation right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six months prior to its expiration.

          (b) Each stock appreciation right will entitle the holder to elect to receive the appreciation in the fair market value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a stock option, such appreciation shall be measured from not less than the option price and in the case of a right issued independently of any stock option, such appreciation shall be measured from not less than the fair market value of the Class A Common Stock on the date the right is granted. Payment of such appreciation shall be made in cash or in Class A Common Stock, or a combination thereof, as set forth in the award, but no stock appreciation right shall entitle the bolder to receive, upon exercise thereof, more than the number of shares of Class A Common Stock (or cash of equal value) with respect to which the right is granted.

          (c) Each stock appreciation right will be exercisable at the times and to the extent set forth therein, but no stock appreciation right may be exercisable prior to six months after the grant date nor later than ten years after the grant date. Exercise of a stock appreciation right shall reduce the number of shares issuable under the Plan (and the related option, if any) by the number of shares with respect to which the right is exercised; provided, however, that the exercise of any stock appreciation right granted independently of an option for cash only shall not reduce the number of shares issuable under the Plan.

     8. STOCK AWARDS (RESTRICTED STOCK AND RESTRICTED STOCK UNITS).

     The Committee may award or sell shares of restricted stock to participants subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of shares, rights of the Company to reacquire such shares upon termination of the participant's employment within specified periods, and the attainment of performance goals. Each participant who has been awarded or purchases shares of restricted stock shall have such rights of a stockholder with respect to such shares as the Committee may designate at the time of the award, including the right to vote such shares and the right to receive dividends paid on such shares. Any dividends or distributions paid in shares of Class A Common Stock with respect to restricted stock shall be subject to the same restrictions and terms and conditions as the shares of restricted stock with respect to which they are paid.

     Restricted stock units and stock equivalent units provide the participant the right to receive shares of Class A Common Stock at a future date subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of the units, forfeiture of the units upon termination of the participant's employment or service as a director within specified periods and the attainment of performance goals. Each participant who has been awarded restricted stock units or stock equivalent units shall have no rights of a stockholder with respect to the shares subject to the units until shares are actually issued to the participant at the end of the deferral period. The Committee may, in its discretion, include the right to receive dividend equivalents in connection with such restricted stock units or stock equivalent units.

     The Committee may, with the consent of the holder, convert any outstanding shares of restricted stock into restricted stock units or stock equivalent units.

     9. PERFORMANCE AWARDS.

          (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may take the form determined by the Committee, including without limitation, cash, shares of Class A Common Stock, performance units and performance shares, or any combination thereof. Performance Awards may be awarded as short-term or long-term incentives. The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance goals may be based upon, without limitation, Companywide, divisional, project, team, and/or individual performance.

          (b) The Committee shall have the authority at any time to make adjustments to performance goals for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

          (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. participants may elect to defer, or the Committee may require the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

     10. PERFORMANCE GOALS. Awards of Restricted Stock, Restricted Stock Units and Performance Shares under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Class A Common Stock or other capital stock of the Company; return on net assets, equity or stockholders' equity; market share; or total return to stockholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Performance Criteria shall be calculated in accordance with the Company's financial statements. Performance goals may be based in the future on total stockholder return as compared with the Nasdaq Stock Market--U.S. Index and the Nasdaq Telecommunications Index or such other indices applied by the Committee.

     11. NONTRANSFERABILITY. Stock options and other Benefits granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and each stock option and stock appreciation right shall be exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit may permit the transfer of the Benefit by the participant solely to members of the participant's immediate family (as defined by the Committee) or trusts or family partnerships for the benefit of such persons subject to such terms and conditions as may be established by the Committee.

     12. OTHER PROVISIONS. (a) The award of any Benefit under the Plan may also be subject to other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate. These provisions may include, without limitation:

     (i) provisions for the installment purchase of Class A Common Stock under stock options;

     (ii) provisions for the installment exercise of stock appreciation rights;

     (iii) provisions to assist the participant in financing the acquisition of Class A Common Stock;

     (iv) understandings or conditions as to the participant's employment;

     (v) requirements or inducements for continued ownership of Class A Common Stock after exercise or vesting of benefits, forfeiture of awards in the event of termination of employment shortly after exercise or vesting, or breach of noncompetition or confidentiality agreements following termination of employment;

     (vi) provisions permitting the deferral of the receipt of a benefit for such period and upon such terms as the Committee shall determine;

     (vii) provisions for restrictions on resale or other disposition of Class A Common Stock acquired under any form of Benefit;

     (viii) provisions for the acceleration of exercisability or vesting of Benefits in the event of a change of control of the Company or the payment of the value of Benefits to participants in the event of a change of control of the Company; or

     (ix) provisions as may be required to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's service to the Company.

     (b) In the event any benefit under this Plan is granted to a participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individuals to comply with applicable law, regulation or accounting rules and to meet the objectives and purpose of the Plan and the Committee may, in its discretion, establish one or more sub plans to reflect such amended or varied provisions.

     (c) The Committee, in its sole discretion, may permit or require a participant to have amounts or shares of Class A Common Stock that otherwise would be paid or delivered to the participant as a result of the exercise or settlement of an award under the Plan credited to a deferred compensation or stock unit account established for the participant by the Committee on the Company's books of account.

     13. FAIR MARKET VALUE. The fair market value of the Company's Class A Common Stock at any time shall be determined in such manner as the Committee may deem equitable or as required by applicable law or regulation.

     14. ADJUSTMENT PROVISIONS. If the Company shall at any time change the number of issued shares of Class A Common Stock without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under the Plan and the number of shares covered by each outstanding Benefit shall be adjusted so that the aggregate consideration payable to the Company, if any, shall not be changed. Except as provided below with respect to mergers, consolidations or combination of the Company with or into another corporation, in the event of any stock dividend, stock split, recapitalization, share combination, spin off, sale of all or substantially all of the assets, extraordinary dividend, reorganization, or other change in corporate structure of the Company affecting the Class A Common Stock, such equitable adjustment shall be made in the number and class of shares which may be delivered under the Plan (including the limits on stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares), and in the number and class of and/or price of shares subject to outstanding stock options, stock appreciation rights or other awards so that the aggregate consideration payable to the Company and the value of each option, stock appreciation right or other awards shall not be changed. Adjustments may include the substitution of other property, including other securities, for the stock covered by outstanding awards and the assumption or replacement with new awards of awards held by participants terminating employment as a result of a spin-off or divestiture.

     Notwithstanding any other provision of the Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

     In the case of any merger, consolidation or combination of the Company with or into another corporation which results in the outstanding Class A Common Stock of the Company being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis as determined by the Committee in its discretion, for each share of Class A Common Stock then subject to an award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of Class A Common Stock of the Company will be entitled pursuant to the transaction

     15. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive the shares notice as far in advance as practicable and the Company may defer making delivery as to any Benefit if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit a participant to pay all or a portion of the taxes arising in connection with any Benefit under the Plan by electing to have the Company withhold shares of Class A Common Stock from the shares otherwise deliverable to the participant, having a fair market value equal to the amount to be withheld.

     16. DURATION OF PLAN; AMENDMENT, MODIFICATION OR CANCELLATION OF BENEFITS. The Plan shall continue in effect until terminated by the Board pursuant to
Section 16; provided, however, that no incentive stock option shall be granted more than ten years after the date of the adoption of the Plan by the Board. The terms and conditions applicable to any Benefits granted hereunder may at any time be amended or cancelled by mutual agreement between the Committee and the participant or any other persons as may then have an interest therein and may be unilaterally modified by the Committee whenever such modification is deemed necessary to protect the Company or its Stockholders.

     17. AMENDMENT OR DISCONTINUATION OF PLAN. The Board of Directors may amend the Plan at any time, provided that no such amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of stockholders holding shares of Class A Common Stock and/or Class B Common Stock entitled to a majority of the votes represented by all outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote if such stockholder approval is required for the Plan to continue to comply with the requirements of Securities and Exchange Commission Regulation ss. 240.16b-3. The Board of Directors may suspend the Plan or discontinue the Plan at any time; provided, however, that no such action shall adversely affect any outstanding Benefit.

     18. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors of the Company on July 20, 2004, subject to stockholder approval.

PROXY                    WESTELL TECHNOLOGIES, INC.                        PROXY
     This Proxy is solicited by the Board of Directors of Westell Technologies, Inc. for the Annual Meeting of Stockholders, on September 23, 2004, 10:00 a.m., local time, at the Westell Corporate Headquarters, 750 North Commons Drive, Aurora, Illinois 60504.

     The undersigned hereby appoints John W. Seazholtz and Melvin J. Simon, and each of them proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all Class A Common Stock and/or Class B Common Stock held of record by the undersigned in Westell Technologies, Inc., upon all subjects that may properly come before the special meeting, and at any adjournments thereof, including the matters described in the joint proxy statement/prospectus furnished herewith, subject to any directions indicated on the reverse side of this card.

     The undersigned hereby revokes any proxy heretofore given and acknowledges receipt of the proxy statement for the annual meeting.

     This proxy when properly executed will be voted in the manner directed by the undersigned direction is made, this proxy will be voted for proposals 1, 2 and 3.

         (THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                        (Comments/Change of Address)
                                        ------------------------------------
                                        ------------------------------------
                                        ------------------------------------
                                        ------------------------------------
(This proxy is continued and to be      (If you have written in the above space,
signed on the reverse side.)            please mark the corresponding box on the
                                        reverse side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            - FOLD AND DETACH HERE -
          THE FOLLOWING MATTERS ARE PROPOSED BY THE BOARD OF DIRECTORS

1.  ELECTION OF DIRECTORS:                 For Withhold List nominee exceptions:
Director Nominees:                          []  []
John W. Seazholtz, , E. Van Cullens,
Paul A. Dwyer, Eileen A. Kamerick,
Robert C. Penny III, Roger L. Plummer,     For All
Bernard F. Sergesketter, Melvin J. Simon   All Except
                                            []
- - - - - - - - - - - - - - - - - - - - -
INSTRUCTION:  To withhold
authority to vote for any individual
nominee, write that nominee's name in the space provided

                                                        This proxy when properly
                                                        executed will be voted
                                                        in the manner directed
                                                        herein by the
                                                        undersigned stockholder.
                                                        If no direction is made,
                                                        this proxy will be
                                                        deemed to constitute
                                                        direction to vote "for"
                                                        the above proposal.

                                                        Please mark, sign, date
                                                        and return the proxy
                                                        card using the enclosed
                                                        envelope.

2. Adoption of Westell Technologies, Inc.  For Against  Abstain
2004 Stock Incentive Plan                  []     []       []



2. Approval of the amendment to the        For Against  Abstain
Westell Technologies, Inc. Employee Stock  []     []       []
Purchase Plan to increase the number of shares available under the Employee Stock
Plan by 300,000 shares of Class A Common
Stock



4. Ratification of Ernst & Young LLP as    For Against  Abstain
Auditors                                   []     []       []





Comments/Change of Address / /             Date ________________________, 2004

                                           Signature(s) ________________________

                                           Signature(s) ________________________

(NOTE: Please sign exactly as name appears on this Proxy. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer or partner, give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)